QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.14

***Text Omitted and Filed Separately
Pursuant to a Confidential Treatment Request
Under C.F.R. §§ 200.80(b)(4) and Rule 406
of the Securities Act of 1933, as amended.

SETTLEMENT AGREEMENT

        THIS SETTLEMENT AGREEMENT (this "Settlement Agreement") is entered into on this 31st day of March 2005 by and between NOVACARDIA, INC. ("NC"), a Delaware corporation and KYOWA HAKKO KOGYO CO., LTD. ("KH"), a Japanese corporation.

        WHEREAS, NC and KH executed a license agreement dated August 14, 2003 (the "License Agreement") whereby KH granted to NC a license under certain patent and know-how rights relating to "KW-3902" (as defined in the License Agreement);

        WHEREAS, KH inadvertently allowed [. . .***. . .] Patent No. [. . .***. . .], covered by the License Agreement, to expire;

        WHEREAS, NC is willing to settle with KH and release KH from any claims by NC relating to the inadvertent abandonment by KH of [. . .***. . .] Patent No. [. . .***. . .] in consideration of the terms set forth in this Settlement Agreement;

        NOW THEREFORE, the parties agree as follows (all capitalized terms unless otherwise defined herein having the same meaning as defined in the License Agreement):

1.    Non-Negotiation Period Payment Date Deferral

        CURRENT PROVISIONS:    Under Section 3.5 of the License Agreement, if NC were to extend the Non-Negotiation Period for [. . .***. . .], NC would have been required to pay to KH the amount of [. . .***. . .] Dollars (US$[. . .***. . .]) by [. . .***. . .].

        AS AMENDED PER THIS SETTLEMENT AGREEMENT:    If NC desires to extend the Non-Negotiation Period beyond [. . .***. . .], NC must give written notice to KH of NC's intention by [. . .***. . .], thereby immediately giving rise to an accrual of an obligation by NC to pay [. . .***. . .] Dollars (US$[. . .***. . .]) to KH, but the actual remittance date for such payment shall be deferred to [. . .***. . .]. For avoidance of doubt, once NC has given notice to KH of NC's intention to extend the Non-Negotiation Period, the [. . .***. . .] Dollar (US$[. . .***. . .]) payment shall be due on [. . .***. . .] regardless of whether or not NC later decides to pursue or not to pursue an actual license under Section 3.5 of the License Agreement.

2.    Revised List of Licensed Patents: Exhibit 2

        Attached hereto is a revised Exhibit 2 which hereby replaces in its entirety the existing Exhibit 2 of the License Agreement.

3.    Release of Any Claims by NC Based Upon [. . .***. . .] Patent [. . .***. . .]

        NC agrees that this Settlement Agreement is in full satisfaction of any claims or rights to compensation that NC might otherwise have arising from KH's failure to maintain [. . .***. . .] Patent [. . .***. . .]. NC accordingly hereby releases KH from any past or future, known or unknown claim arising under or related to the matter of [. . .***. . .] Patent [. . .***. . .]. This

***Confidential Treatment Requested

release shall be effective regardless of whether or not NC chooses to extent the Non-Negotiation Period beyond [. . .***. . .].

4.    No Other Change

        Except as provided in this Settlement Agreement, all other provisions of the License Agreement remain unchanged and in full force and effect. The governing law and arbitration provisions of Sections 27 and 28 of the License Agreement shall apply to this Settlement Agreement.

        IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be executed by their duly authorized representatives.

NOVA CARDIA INC.		KYOWA HAKKO KOGYO CO., LTD.
/s/ Randall Woods		/s/ Yoshito Imai
Name:	Randall Woods	Name:	Yoshito Imai
Title:	Chief Executive Officer	Title:	Senior Managing Director
Date:	5/17/2005	Date:	5/11/2005

***Confidential Treatment Requested

EXHIBIT 2 (THE PATENT)

Part A [. . .***. . .]
[. . .***. . .]	Application Number: [. . .***. . .]	Application Date: [. . .***. . .]
	Registration Number: [. . .***. . .]	Registration Date: [. . .***. . .]
	Expiration Date: [. . .***. . .]	Status: [. . .***. . .]
Part B: [. . .***. . .]
[. . .***. . .]	Application Number: [. . .***. . .]	Application Date: [. . .***. . .]
	Registration Number: [. . .***. . .]	Registration Date: [. . .***. . .]
	Expiration Date: [. . .***. . .]	Status: [. . .***. . .]
Part C: [. . .***. . .]
[. . .***. . .]	Application Number: [. . .***. . .]	Application Date: [. . .***. . .]
	Registration Number: [. . .***. . .]	Registration Date: [. . .***. . .]
	Expiration Date: [. . .***. . .]	Status: [. . .***. . .]

***Confidential Treatment Requested

QuickLinks

  Exhibit 10.14